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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated May 21, 2002, included in this Riviana Foods Inc. Savings Plan Annual Report on Form 11-K for the year ended December 31, 2001, into Riviana Foods Inc.'s previously filed Form S-8 Registration Statement File No. 333-40865.


ARTHUR ANDERSEN LLP




Houston, Texas
May 21, 2002